UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 19, 2009

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California  90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On August 19, 2009, AECOM Technology Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with UBS Securities LLC (“UBS”).  Pursuant to the terms of the Agreement, the Company may sell from time to time through UBS, as the Company’s sales agent, up to 4,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”).  Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices. Net proceeds from the sale of the Shares will primarily be used to fund future acquisitions, and for general corporate purposes.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-157646), which became effective upon filing with the Securities and Exchange Commission on March 3, 2009.

The Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated August 19, 2009 to the Prospectus dated March 3, 2009, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

A copy of the opinion of Gibson, Dunn & Crutcher LLP, relating to the legality of the Shares is filed as Exhibit 5.1 hereto and is hereby incorporated by reference into, the Registration Statement.

Item 9.01                                             Financial Statements and Exhibits

(d)                                   Exhibits

5.1                                 Opinion of Gibson, Dunn & Crutcher LLP.

23.1                           Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1                           Equity Distribution Agreement dated August 19, 2009 between AECOM Technology Corporation and UBS Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: August 19, 2009	By:	/s/ David Y. Gan
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).
99.1	Equity Distribution Agreement, dated August 19, 2009 between AECOM Technology Corporation and UBS Securities LLC.